                              US GROUP (Registered Mark)

                          THE ULTIMATE SOFTWARE GROUP, INC.

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE





                                                             ----------------
                                                            |     SHARES     |
                                                            |                |
                                                            |                |
                                                            |                |
                                                            |                |
                                                            |                |
                                                             ----------------

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


                                                            CUSIP 90385D 10 7

THIS CERTIFICATE IS TRANSFERABLE
 IN BOSTON, MA OR NEW YORK, NY



 THIS IS TO CERTIFY THAT












IS THE OWNER OF




  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                                 $.01 EACH OF


------------------------THE ULTIMATE SOFTWARE GROUP, INC.----------------------


(hereinafter call the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation and all amendments thereto, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:




/s/ Mitchell K. Dauerman  THE ULTIMATE SOFTWARE GROUP INC.   /S/ Scott Scherr
------------------------           CORPORATE SEAL            ------------------
Mitchell K. Dauerman                    1996                 Scott Scherr
Treasurer                             DELAWARE               President



COUNTERSIGNED AND REGISTERED:

BANKBOSTON, N.A.

TRANSFER AGENT AND REGISTRAR

BY
-----------------


AUTHORIZED SIGNATURE

                    THE ULTIMATE SOFTWARE GROUP, INC.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants in common


UNIF GIFT MIN ACT -- ........................Custodian.......................
                              (Cust)                          (Minor)

                     under Uniform Gifts to Minors

                     Act ....................................................
                                             (State)


    Additional abbreviations may also be used though not in the above list.



For value received,                       hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 ---------------------------------------
|                                       |
|                                       |
 ---------------------------------------



-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   --------------------------------------------


---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
      ----------------------------




                     ----------------------------------------------------------
           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                     IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:



---------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.